SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): August 7, 1998


                   PUBLICKER INDUSTRIES INC.
     (Exact name of registrant as specified in its charter)



        Pennsylvania             1-3315            23-0991870


(State or other jurisdiction   (Commission        (IRS Employer
     of Incorporation)         File Number)    Identification No.)

    One Post Road, Fairfield, Connecticut            06430
   (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:    (203) 254-3900



 (Former name or former address, if changed since last report.)






Item 5. Other Events

     On August 9, 1988, the Board of Directors of Publicker Industries Inc. (the "Company") declared a dividend of one right (the "Right") for each outstanding share of its common stock. Each Right entitles the holder to purchase one one-hundredth of a share of Class A Preferred Stock at an exercise price of $7.50, subject to adjustment to prevent dilution. The Rights become exercisable 10 days after a person or group acquires 20% or more of the Company's common stock or announces a tender or exchange offer for 30% or more of the Company's common stock. If, after the Rights become exercisable, the Company is party to a merger or similar business combination transaction, each Right not held by a party to such transaction may be used to purchase common stock having a market value of two times the exercise price. The Rights, which have no voting power, may be redeemed by the Company at $.01 per Right and were due to expire on August 8, 1998.

     On July 14, 1998, the Board of Directors of the Company approved the extension of the Rights to August 8, 2008.

     The complete description and terms of the Rights are set forth in an amended and restated shareholders rights agreement (the "Rights Agreement") between the Company and Continental Stock Transfer & Trust Company ("Continental"), as Rights Agent. The form of Rights Agreement between the Company and Continental is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified by reference to such exhibit.


Item 7.  Financial Statements and Exhibits
             (a) - (b)   Not applicable
             (c)         The following Exhibit is filed as part of this Report:

              4.1    Amended and Restated Rights Agreement, dated as of
                     August 7, 1998 between Publicker Industries Inc. and Continental Stock Transfer & Trust Company which includes as Exhibit A the form of Certificate of Designation, Preferences and Rights of Class A Preferred Stock, First Series, as Exhibit B the Summary of Rights to Purchase Preferred Stock, and as Exhibit C the form of Right Certificate.



                            SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PUBLICKER INDUSTRIES INC.
                                        (Registrant)


Date:  September 17, 1998               /s/  Antonio L. DeLise
                                        Antonio L. DeLise, Vice President
                                        Chief Financial Officer and Secretary



                                                         Exhibit 4.1

                   PUBLICKER INDUSTRIES INC.

                              AND

           CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                          Rights Agent




             Amended and Restated Rights Agreement

                   Dated as of August 7, 1998


                       RIGHTS AGREEMENT
                       TABLE OF CONTENTS


     Section 1.   Certain Definitions
     Section 2.   Appointment of Rights Agent
     Section 3.   Issuance of Right Certificates
     Section 4.   Form of Right Certificates
     Section 5.   Countersignature and Registration
     Section 6.   Transfer, Split Up, Combination and Exchange of
                  Right Certificates; Mutilated, Destroyed, Lost or Stolen
                  Right Certificates
     Section 7.   Exercise of Rights; Purchase Price; Expiration Date of Rights
     Section 8.   Cancellation and Destruction of Right Certificates
     Section 9.   Reservation and Availability of Preferred Stock
     Section 10.  Preferred Stock Record Date
     Section 11.  Adjustment of Purchase Price, Number and Kind of Shares or
                  Number of Rights
     Section 12.  Certificate of Adjusted Purchase Price or Number of Shares
     Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning
                  Power
     Section 14.  Fractional Rights and Fractional Shares
     Section 15.  Rights of Action
     Section 16.  Agreement of Right Holders
     Section 17.  Rights Holder Not Deemed a Stockholder
     Section 18.  Concerning the Rights Agent
     Section 19.  Merger or Consolidation or Change of Name of Rights Agent
     Section 20.  Duties of Rights Agent
     Section 21.  Change of Rights Agent
     Section 22.  Issuance of New Right Certificates
     Section 23.  Redemption
     Section 24.  Notice of Certain Events
     Section 25.  Notices
     Section 26.  Supplements and Amendments
     Section 27.  Successors
     Section 28.  Determination and Actions by the Board of Directors, etc.
     Section 29.  Benefits of this Agreement
     Section 30.  Severability
     Section 31.  Governing Law
     Section 32.  Counterparts
     Section 33.  Descriptive Headings
     Section 34.  Effect of Amendment and Restatement
     EXHIBIT A    Certificate of Designation, Preferences and Rights of Class A
                  Preferred Stock, First Series
     EXHIBIT B    Summary of Rights to Purchase Preferred Stock
     EXHIBIT C    Form of Right Certificate



                   AMENDED AND RESTATED RIGHTS AGREEMENT

          Amended and Restated Agreement, dated as of August 7, 1998, between Publicker Industries Inc., a Pennsylvania corporation (the "Company"), and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent").

          The Board of Directors of the Company has authorized and declared a dividend of one right (a "Right") for each share of Common Stock (as defined in Section 1(f) hereof) of the Company outstanding on August 23, 1988 and authorized the issuance of one Right with respect to each share of Common Stock that shall become outstanding between August 23, 1988 and the earliest of the Distribution Date, the Expiration Date (as such terms are defined in Sections 3 and 7 hereof) and August 8, 2008, each Right representing the right to purchase one one-hundredth of a share of Preferred Stock (as defined in Section 1(m) hereof) upon the terms and subject to the conditions set forth in the Original Rights Agreement (as defined below).

          The Company and Mellon Financial Services Corporation #17, a Delaware corporation (the "Original Rights Agent"), entered into a Rights Agreement dated as of August 9, 1988 in connection with the Rights (the "Original Rights Agreement").

          In March 1992, the Rights Agent was appointed to succeed the Original Rights Agent as rights agent under the Original Rights Agreement in accordance with the terms thereof.

          Pursuant to the Original Rights Agreement, the rights are due to expire on August 8, 1998.

          On July 7, 1998, the Board of Directors of the Company adopted a resolution approving the extension of the Rights to August 8, 2008.

          The parties desire to amend the Original Rights Agreement in order to reflect the extension of the Rights and make such other changes as set forth herein, all pursuant to and in accordance with Section 26 of the Original Rights Agreement, and in connection therewith to restate the Original Rights Agreement, as so amended.

          Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

          Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

               (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of shares of capital stock of the Company representing 20% or more of the voting power of the shares of capital stock of the Company then outstanding and entitled to vote generally in the election of directors of the Company (including any shares so entitled to vote, whether or not then outstanding, which such Person or any Affiliates or Associates of such Person beneficially own) but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity holding shares of capital stock of the Company for or pursuant to the terms of any such plan.

               (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations, as in effect on the date of this Agreement, under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               (c) A person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

                    (i)     which such Person or any of such Person's
Affiliates or Associates, directly or indirectly, has "beneficial ownership" (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of (including pursuant to any agreement, arrangement or understanding, whether or not in writing);

                    (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights at any time prior to the occurrence of a Triggering Event, as hereinafter defined, but thereafter including Rights acquired from and after the Distribution Date (as defined in Section 3(a) hereof) other than Rights acquired pursuant to Section 3(a), Section 11(i) and Section 22 hereof), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote or to dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Section
(ii) (B) of this paragraph (c) as a result of an agreement, arrangement or understanding to vote such security (1) which arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) which is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                    (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except to the extent permitted by section
(ii) (B) of this paragraph (c)) or disposing of any securities of the Company.

             (d) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Pennsylvania are authorized or obligated by law or executive order to close.

             (e)     "Close of Business" on any given date shall mean
5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

             (f) "Common Stock" when used with reference to the Company shall mean the common stock, par value $0.10 per share, of the Company. "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

              (g)     "Company" shall mean Publicker Industries Inc.

              (h) "Continuing Director" shall mean (i) any member of the Board of Directors of the Company, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of any Acquiring Person or of any such Affiliate or Associate, and was a member of the Board immediately prior to the date of this Agreement, and (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

               (i)  "Distribution Date" shall have the meaning set forth in
Section 3 hereof.

               (j)  "Expiration Date" shall have the meaning set forth in
Section 7 hereof.

               (k) "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

               (l) "Original Rights Agent" shall have the meaning set forth in the Preamble hereof.

               (m) "Original Rights Agreement" shall have the meaning set forth in the Preamble hereof.

               (n) "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

               (o) "Preferred Stock" shall mean the Class A Preferred Stock, First Series, without par value, of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation, Preferences and Rights of Class A Preferred Stock, First Series, attached hereto as Exhibit A.

               (p)  "Purchase Price" shall have the meaning set forth in
Section 4 hereof.

               (q)  "Redemption Price" shall have the meaning set forth in
Section 23 hereof.

               (r) "Right" shall have the meaning set forth in the Preamble hereof.

               (s)  "Right Certificate" shall have the meaning set forth in
Section 3 hereof.

               (t) "Rights Agent" shall have the meaning set forth in the Preamble hereof.

               (u) "Stock Acquisition Date" shall mean the first date of public announcement (which for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange
Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

               (v) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

               (w)  "Summary of Rights" shall have the meaning set forth in
Section 3(b) hereof.

               (x)  "Triggering Event" shall mean any event described in
Section 11(a) (ii) or Section 13(a) hereof.

          Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof.

          Section 3.  Issuance of Right Certificates.

               (a) Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date or (ii) the Close of Business on the tenth day after the date of the commencement of (as determined pursuant to Rule 14d-2 of the General Rules and Regulations under the Exchange Act) or the first public announcement of the intent of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity holding shares of capital stock of the Company for or pursuant to the terms of any such plan) to commence, a tender or exchange offer, if upon consummation thereof, such Person would be the Beneficial Owner of shares of capital stock of the Company representing 30% or more of the voting power of the shares of capital stock of the Company then outstanding and entitled to vote generally in the election of directors of the Company (including any shares so entitled to vote, whether or not then outstanding, which such Person or any Affiliates or Associates of such Person beneficially own) (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of (i) or (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Stock registered in the names of the holders thereof (which certificates for Common Stock shall also be deemed to be certificates for Rights) and not by separate Right Certificates, and (y) the Rights will be transferred with and only with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable following the Distribution Date, the Rights Agent will send, by first-class mail, postage prepaid, to each record holder of Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit C hereto, evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Right Certificates representing only whole numbers of Rights are distributed, and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. Except as otherwise determined by the Board of Directors of the Company, and except in connection with the exercise of warrants and of employee stock options, and in connection with the conversion of convertible securities, outstanding on the Distribution Date, only Common Stock issued prior to the Distribution Date will be issued with Rights.

               (b) On August 24, 1988 or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), by first-class mail, postage prepaid, to each record holder of Common Stock as of the Close of Business on August 23, 1988 at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of August 23, 1988, until the Distribution Date, the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof (together with a copy of the Summary of Rights). Until the Distribution Date (or the earlier Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on August 23, 1988, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

               (c) Rights shall be issued with respect to all shares of Common Stock which are (i) outstanding on August 23, 1988, (ii) issued after August 23, 1988 but prior to the earliest of the Distribution Date or the Expiration Date or the Final Expiration Date and (iii) issued after the Distribution Date but prior to the earlier of the Expiration Date or the Final Expiration Date upon the exercise of warrants and of employee stock options, and in connection with the conversion of convertible securities, outstanding on the Distribution Date. Certificates for Common Stock issued after August 23, 1988 but prior to the earliest of (x) the Distribution Date or (y) the Expiration Date or (z) the Final Expiration Date (as (y) and (z) are defined in Section
7 hereof) shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

               This certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement between Publicker Industries Inc. and Continental Stock Transfer & Trust Company, dated as of August 7, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Publicker Industries Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Publicker Industries Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights issued to, or held by, any Person who is or becomes an Acquiring Person or any Affiliates or Associates thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights, will become null and void.


With respect to such certificates containing the foregoing legend, until the earliest of (i) the Distribution Date or (ii) the Expiration Date or (iii) the Final Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and the registered holders of the Common Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

          Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit C hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. The Right Certificates shall be in machine printable form and in a format reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates, whenever issued, shall be dated as of August 9, 1988, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the price per share set forth therein (the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

          Section 5.  Countersignature and Registration.

               (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before counter-signature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

               (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices in New York, New York, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

          Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

               (a) Subject to the provisions of Sections 7(e), 11(a) (ii) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock (or, following a Triggering Event, Common Stock, or other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Neither the Rights Agent nor Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered
Right Certificate until the registered holder thereof shall have completed and signed the form of assignment and related certificate on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 7(e), 11(a) (ii) and 14 hereof, countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of such Right Certificates.

               (b) Upon receipt by the Company and the Rights Agent of (i) evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, (ii) in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and,
(iii) at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and (iv) upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

          Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent in New York, New York, together with payment of the Purchase Price for the total number of shares (or other securities or property, as the case may be) as to which such surrendered Rights are exercised, at or prior to the earlier of (i) the Close of Business on August 8, 2008 (the "Final Expiration Date"), or (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the earlier of (i) and (ii) being herein referred to as the "Expiration Date").

               (b) The Purchase Price for each one one-hundredth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $7.50, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

               (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment (in cash, or by certified check or bank draft payable to the order of the Company) of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax as provided in Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or
(B) if the Company shall have elected to deposit the shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates and/or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11 hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

               (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

               (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of one of the Triggering Events set forth in Section 11(a) (ii) hereof, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect avoidance of this Section 7(e), shall become null and void without any further action, and any holder of such Rights shall thereupon have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise from and after such occurrence. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and the provisions of Section 11(a) (ii) hereof requiring legending of the Right Certificates in certain circumstances are complied with, but shall have no liability to any holder of Right Certificates as a result of this inability or failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

               (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported exercise as set forth in this
Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

          Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

          Section 9.  Reservation and Availability of Preferred Stock.

               (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock or any authorized and issued Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

               (b) So long as the Preferred Stock issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise; provided, however, that the Company shall have no obligation hereunder to list the shares of Preferred Stock on any national securities exchange.

               (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of one of the Triggering Events set forth in Section 11 (a) (ii) hereof on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or, if required by law, the Distribution Date, a registration statement under the Securities
Act of 1933, as amended (the "Securities Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date. The Company will also take such action as may be appropriate under the blue sky laws of the various states. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days (in addition to any period of suspension provided by Section 11(a) (iii) hereof), the exercisability of the Rights in order to prepare and file such registration statement. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

              (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

              (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable with respect to the issuance or delivery of the Right Certificates or of any Preferred Stock upon the exercise of Rights.
The Company shall not, however, be required to pay any transfer tax which may be payable with respect to any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for the Preferred Stock in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for transfer or exercise, or to issue or deliver any certificates for Preferred Stock in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

          Section 10. Preferred Stock Record Date. Each person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock represented thereby on, and such certificate shall be dated, the date the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

              (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both Section ll(a)(i) and Section ll(a)(ii), the adjustment provided for in this
Section 11(a) (i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a) (ii).

                    (ii)     In the event that

                    (A) any Acquiring Person or any Associate or Affiliate of any Acquiring Person, at any time after the date of this Agreement, directly or indirectly, (1) shall merge into the Company or otherwise combine with the Company and the Company shall be the continuing or surviving corporation of such merger or combination, and the Common Stock of the Company shall remain outstanding and not be changed into or exchanged for stock or other securities of any other Person or the Company or cash or any other property, (2) shall, in one or more transactions, transfer any assets to the Company or any of its Subsidiaries in exchange (in whole or in part) for shares of any class of capital stock of the Company or any of its Subsidiaries or for securities exercisable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries or otherwise obtain from the Company or any of its Subsidiaries, with or without consideration, any additional shares of any class of capital stock of the Company or any of its Subsidiaries or securities exercisable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries (other than as part of a pro rata distribution to all holders of such stock), (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise dispose (in one or more transactions), to, from or with, as the case may be, the Company or any of its Subsidiaries, assets, including securities, on terms and conditions less favorable to the Company or such subsidiary than the Company or such subsidiary would be able to obtain in arms-length negotiation with an unaffiliated third party other than pursuant to a transaction set forth in Section 13(a) hereof, (4) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, in one transaction or a series of transactions, to, from or with, as the case may be, the Company or any of its Subsidiaries (other than incidental to the lines of business currently engaged in as of the date hereof between the Company or such Subsidiary and such Acquiring Person or Associate or Affiliate) assets having an aggregate fair market value of more than $5,000,000, other than pursuant to a transaction set forth in Section 13(a) hereof, (5) shall receive any compensation from the Company or any of its Subsidiaries other than compensation for full-time employment as a regular employee at rates in accordance with the Company's (or its Subsidiaries') past practices, or (6) shall receive the benefit (except proportionately as a stockholder and except if resulting from a requirement of law or governmental regulation) of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries, or

                      (B) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall become the Beneficial Owner of 30% or more of the shares of Common Stock then outstanding, other than pursuant to any transaction set forth in Section 13(a), or

                      (C) during such time as there is an Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series of transactions involving the Company or any Subsidiary of the Company other than a transaction or transactions to which the provisions of Section 13(a) hereof apply (whether or not with or into or otherwise involving an Acquiring Person), or any of the foregoing which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities or of securities exercisable for or convertible into equity securities of the Company or any of its Subsidiaries which is directly or indirectly owned by any Acquiring Person or any Associate or Affiliate of any Acquiring Person, then, and in each such case, proper provision shall be made so that commencing immediately following the occurrence of an event set forth in clause (A) or (C) of this Section ll(a)(ii), or at the close of business on the fifth day after the date of the occurrence of an event set forth in clause (B) of this Section 11(a) (ii), each holder of a Right, except as provided below and in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable prior to the first occurrence of an event set forth in this
Section 11(a) (ii), and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such first occurrence (such number of shares, the "Adjustment Shares"); provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section ll(a)(ii). The Company shall not enter into any transaction of the kind listed in this Section 11(a) (ii) if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights. Any Right Certificate issued pursuant to Section 3 or Section 22 hereof that represents Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate thereof, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6 or this Section 11 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall (to the extent feasible) contain the following legend (provided, however, that the Rights Agent shall not be responsible for affixing such legend unless it has actual knowledge as to the foregoing circumstances or the Company has notified the Rights Agent in writing thereof):

          The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby shall become void in the circumstances specified in Section 11(a) (ii) of the Rights Agreement.

                    (iii) In the event that the number of shares of Common Stock which are authorized by the Company's articles of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the excess (the "Spread") of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price, and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price (but in no event below the par value of any Common Stock or other equity securities to be issued), (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has deemed to have the same value as shares of Common Stock (such shares of preferred stock, "common stock equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of an event described in Section ll(a)(ii)(A),(B) or (C) and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a) (ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11 (a) (ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section ll(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and
(y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the first sentence of this Section ll(a)(iii). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this
Section 11(a) (iii), the value of the Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of the Common Stock on the Section 11(a) (ii) Trigger Date and the value of any "common stock equivalent" shall be deemed to have the same value as the Common Stock on such date.

               (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock (an "equivalent preferred stock")) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction determined as follows. The numerator of such fraction shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price. The denominator of such fraction shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed;
and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

               (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or a dividend payable in shares of Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction determined as follows. The numerator of such fraction shall be the current per share market price of the Preferred Stock (as defined in Section 11(d)) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock. The denominator of such fraction shall be such current per share market price of the Preferred Stock (as defined in Section 11(d)). Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

               (d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11 (a) (iii) hereof, the "current per share market price" of the Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)
(iii) hereof, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the current per share market price of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (i) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into or exchangeable for such shares of Common Stock or
(ii) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite 30 Trading Day or 10 Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be appropriately adjusted to take into account ex-dividend trading.
The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common
Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                    (ii) For the purpose of any computation hereunder, the "current per share market price" of the Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this
Section 11(d) (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d) (i) hereof, the "current per share market price" of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred. If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

               (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the Expiration Date.

               (f) If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of any Right and the number of Rights outstanding shall be subject to adjustment from time to time in a manner and in terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 11(a), (b), (c), (h) and (i), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares; provided, however, that the Company shall not be liable for its inability to reserve and keep available for issuance upon exercise of the Rights pursuant to Section 11(a) (ii) a number of shares of Common Stock greater than the number then authorized by the Certificate of Incorporation of the Company but not outstanding or reserved for other purposes.

               (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

               (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

               (i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for one one-hundredth of a share of Preferred Stock. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.
The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this
Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date
Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

               (j) Irrespective of any adjustment or change in the Purchase Price or the number of one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

               (k) Subject to the provisions of Section 11(m), before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock at such adjusted Purchase Price.

               (1) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date certificates representing the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

               (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of the Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Common
Stock or Preferred Stock shall not be taxable to such stockholders.

               (n) The Company covenants and agrees that it shall not (i) consolidate with any other Person, (ii) merge with or into any other Person, or
(iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

               (o) The Company covenants and agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23 hereof, take (or permit any Subsidiary to take) any action the primary purpose or effect of which is to diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

               (p) In the event that the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare a dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction determined as follows. The numerator of such fraction shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event. The denominator of such fraction shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

          Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and or any adjustment therein contained.

          Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

               (a) In the event that, following the Distribution Date, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company) and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person (other than a subsidiary of the Company) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any Subsidiary of the Company), then, and in each such case, proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement (or, if any event set forth in Section 11(a) (ii) hereof (a "Section 11(a) (ii) Event") has occurred prior to the first occurrence of an event set forth in this Section 13(a) (a "Section 13 Event"), at the Purchase Price in effect immediately prior to the first occurrence of a Section 11(a) (ii) Event), such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as hereinafter defined) as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable (or, if a Section 11(a) (ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a) (ii) Event by the Purchase Price in effect immediately prior to the first occurrence of a Section ll(a)(ii) Event), and (y) dividing that product by 50% of the current per share market price of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof applying such Section on like terms to its Common Stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing.

               (b) "Principal Party" shall mean (i) in the case of any transaction described in clause (i) or (ii) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

                    (ii) in the case of any transaction described in clause (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to which ever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

               (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have sufficient authorized and unissued shares of its Common Stock not reserved for other purposes to permit the full exercise of the Rights on such terms as they may be exercised following such consolidation, merger, sale or transfer pursuant to
Section 11 hereof, and prior to such consolidation, merger, sale or transfer, the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party will

                    (i) prepare and file a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration date; and

                    (ii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that one of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a) (ii) hereof, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

     Section 14.  Fractional Rights and Fractional Shares.

               (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Right Certificates which evidence fractional Rights.
In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

               (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one-hundredth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one-hundredth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one-hundredth of a share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it provided that such agreement shall provide that the holders of such depositary receipts shall have all of the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock. In lieu of fractional shares that are not integral multiples of one-hundredth of a share, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For purposes of this Section 14(b) the current market value of a share of Preferred Stock shall be 100 times the closing price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

              (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one (1) share of Common Stock. For purposes of this Section 14(c), the current market price of one (1) share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d) (i) hereof) for the Trading Day immediately prior to the date of such exercise.

              (d) The holder of a Right by the acceptance of such Right expressly waives his right to receive any fractional Rights or any fractional shares (other than fractions which are integral multiples of one-hundredth of a share of Preferred Stock) upon exercise of a Right.

          Section 15. Rights of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Agreement, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of, the obligations hereunder of any Person (including, without limitation, the Company) subject to this Agreement.

          Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

               (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

               (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer, together with payment (in cash, or by certified check or bank draft payable to the order of the Company) of any applicable transfer tax; and

               (c) the Company and the Rights Agent may deem and treat the person in whose name a Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

               (d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any final, non-appealable order of a court of competent jurisdiction prohibiting performance of such obligation.

          Section 17. Rights Holder Not Deemed a Stockholder. No holder, as such, of any Rights evidenced by either a certificate of Common Stock or by any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

          Section 18.  Concerning the Rights Agent.

               (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

               (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

          Section 19.  Merger or Consolidation or Change of Name of Rights
Agent.

               (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section
21 hereof. In case any of the Right Certificates shall have been countersigned but not delivered at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

               (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly set forth in this Agreement, and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

               (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

               (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, or any Vice President of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

               (c) The Rights Agent shall be liable hereunder only for its own gross negligence or willful misconduct.

               (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

               (e)       The Rights Agent shall not be under any
responsibility with respect to the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

               (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

               (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, or any Vice President of the Company and to apply to such officers for advice or instructions in connection with its duties under this Rights Agreement, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

               (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

               (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

               (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

               (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, split up, combination or exchange, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

               (1) At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

          Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days notice in writing mailed to the Company and to each transfer agent of the Common Stock and the Preferred Stock by registered or certified mail. The Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate or, if prior to the Distribution Date, his certificate representing shares of Common Stock for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of Pennsylvania (or of any other state of the United States so long as such corporation is authorized to do business in the State of Pennsylvania), in good standing, having an office in the State of Pennsylvania which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; and the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.
Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates or, if prior to the Distribution Date, to the registered holders of Common Stock. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

          Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options outstanding on the Distribution Date or under any employee plan or arrangement (including employee stock option plans) whether such plan or arrangement is adopted before or after the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

          Section 23. Redemption. Subject to the provisions of Section 26 hereof,

               (a) the Board of Directors of the Company may, at its option, at any time prior to the Close of Business on the earlier of (i) the tenth day after the Stock Acquisition Date or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.0l per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the "Redemption Price"); provided, however, the Board of Directors of the Company may not authorize redemption in either of the circumstances set forth in clauses (x) and (y) below unless at the time of such authorization a majority of the directors of the Company then in office are Continuing Directors: (x) such authorization occurs on or after the date a Person first becomes an Acquiring Person; or (y) such authorization occurs on or after the date of a change (resulting from a proxy or consent solicitation in a third of the directors of the Company in office at the commencement of such solicitation if any Person who is a participant in such solicitation has stated (or a majority of the Board of Directors of the Company has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take or may consider taking any action which would result in such Person (or any of its Affiliates or Associates) becoming an Acquiring Person or which would cause the occurrence of a Triggering Event unless, concurrent with such solicitation, such Person (or one or more of its Affiliates or Associates) is making a tender or exchange offer for all outstanding shares of Common Stock not beneficially owned by such Person; provided further, however, that if, following the expiration of the right of redemption hereunder but prior to any Triggering Event, each of the following shall have occurred: (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in a transaction or series of transactions not involving the Company or any of its Subsidiaries, such that such Person is thereafter a Beneficial Owner of 10% or less of the outstanding shares of Common Stock, and (ii) there are no other Persons, immediately following the occurrence of the event described in clause (i) of this proviso, who are Acquiring Persons; then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Section 23. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to
Section 11(a) (ii) hereof prior to the expiration of the Company's right of redemption hereunder; and

               (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors of the Company ordering the redemption of the Rights, the Company will give notice of such redemption order and the Redemption Price to the Rights Agent in writing. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

          Section 24.  Notice of Certain Events.

               (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25 hereof, a notice of such proposed action. Such notice shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or the Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) of the immediately preceding sentence at least 20 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or the Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

               (b)  In case any of the events set forth in Sections 11(a)
(ii) or 13(a) of this Agreement shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, to the extent feasible and in accordance with
Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a) (ii) or 13(a) hereof, and (ii) all references in Section 24(a) hereof to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities issuable upon exercise of the Rights.

          Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by any holder of Rights to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                    Publicker Industries Inc.
                    One Post Road
                    Fairfield, Connecticut 06430

                    Attention:  Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by any holder of Rights to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                    Continental Stock Transfer & Trust Company
                    2 Broadway
                    New York, New York 10004

                    Attention: Compliance Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to any holder of Rights shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

          Section 26. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, from time to time supplement or amend any provision of this Agreement in any manner, including to shorten or lengthen any time period hereunder, without the approval of any holders of certificates representing shares of Common Stock and Rights; provided, however, this Agreement may not be supplemented or amended to adjust the Purchase Price or the number of one-hundredths of a share of Preferred Stock for which a Right is then exercisable except for a period of 10 days subsequent to the date of consummation of any Significant Acquisition by the Company if two-thirds of the Continuing Directors agree that such adjustment is necessary for the Purchase Price to adequately reflect the estimated full long-term market value of the Preferred Stock purchasable upon the exercise of a Right. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, from time to time supplement or amend any provision of this Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, (iv) for a period of ten days subsequent to the date of consummation of any Substantial Acquisition by the Company, adjust the Purchase Price or the number of one-hundredths of a share of Preferred Stock for which a Right is exercisable, provided that two-thirds of the Continuing Directors agree that such adjustment is necessary for the Purchase Price to adequately reflect the estimated full long-term market value of the Preferred Stock purchasable upon the exercise of a Right, or (v) make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, and which shall not adversely affect the interests of the holders of Right Certificates. For purposes of this Section 26, a "Significant Acquisition" shall mean an acquisition (other than in a transaction with an Acquiring Person or an Affiliate or Associate of an Acquiring Person) which increases, on a pro forma basis for the 12 months period ended as of the last day of Company's most recently ended fiscal quarter, the consolidated revenues of the Company and its subsidiaries by more than 50%. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent may, but shall not be obligated to, enter into any such supplement or amendment which affects the Rights Agent's own rights, duties or immunities under this Agreement. Notwithstanding the foregoing, this Agreement may not be supplemented or amended
(x) at any time to change the Redemption Price or Final Expiration Date, or (y) following the occurrence of either of the events specified in clauses (x) or (y) of the first proviso in Section 23(a) hereof, in any way (other than in the manner specified in clauses (i), (ii) and (v) of the preceding sentence) unless a majority of the directors in office at the time of such amendment or supplement are Continuing Directors. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

          Section 27. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 28. Determination and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, as well as any determination of the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(l)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company, or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company in good faith, shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of Rights and all other parties, and (ii) not subject the Board of Directors of the Company to any liability to the holders of Rights.

          Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock).

          Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in
Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors of the Company.

          Section 31. Governing Law. This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

          Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section 33. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          Section 34. Effect of Amendment and Restatement. All references to the Original Rights Agreement in the Original Rights Agreement, the Exhibits thereto and the documents and other instruments executed and delivered in connection therewith shall mean the Original Rights Agreement as amended and restated hereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                       PUBLICKER INDUSTRIES INC.

By   /s/ Antonio L. DeLise                  By   /s/ James J. Weis
         Antonio L. DeLise, Secretary                James J. Weis, President


Attest:                           CONTINENTAL STOCK TRANSFER & TRUST COMPANY


By   /s/ STEVEN NELSON                       By   /s/ ROGER BERNHAMMER
         Steven Nelson                                Roger Bernhammer


































                        [Conformed Copy]

                                                          EXHIBIT A


          CERTIFICATE OF DESIGNATION, PREFERENCES AND
        RIGHTS OF CLASS A PREFERRED STOCK, FIRST SERIES

                               of

                   PUBLICKER INDUSTRIES INC.

    Pursuant to Section 602 of the Business Corporation Law
                  of the State of Pennsylvania


     We, David L. Herman, President and Chief Executive Officer, and James J. Weis, Vice President and Secretary, of Publicker Industries Inc., a corporation organized and existing under the Business Corporation Law of the State of Pennsylvania, in accordance with provisions of Section 602 thereof, DO HEREBY
CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Articles of Incorporation, as amended, of the said Corporation, the said Board of Directors on August 9, 1988 adopted the following resolutions creating a series of three hundred thousand (300,000) shares of Class A Preferred Stock designated as Class A Preferred Stock, First Series:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Amended and Restated Articles of Incorporation, as amended, a series of Class A Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, are as follows:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Class A Preferred Stock, First Series" (the "First Series Preferred Stock") and the number of shares constituting such series shall be 300,000.

     Section 2.  Dividends and Distributions.

     (A) Subject to the rights and preferences of the holders of any shares of $4.75 Cumulative Preferred Stock and of any series of Class A Preferred Stock ranking senior as to dividends to the First Series Preferred Stock, the holders of shares of First Series Preferred Stock, in preference to the holders of Common Stock and shares of stock ranking junior as to dividends to the First Series Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of First Series Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.10 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of First Series Preferred Stock. If the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of First Series Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     The Corporation shall declare a dividend or distribution on the First Series Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the Common Stock.

     Dividends shall begin to accrue and be cumulative on outstanding shares of First Series Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of First Series Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of First Series Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of First Series Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of First Series Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of First Series Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of First Series Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. If the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of First Series Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Except as otherwise provided herein or by law, the holders of shares of First Series Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) Except as set forth herein, holders of First Series Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          Section 4.  Certain Restrictions.

          (A) Whenever quarterly dividends or other dividends or distributions payable on the First Series Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of First Series Preferred Stock outstanding shall have been paid in full, the Corporation shall not

                    (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the First Series Preferred Stock;

                    (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the First Series Preferred Stock, except dividends paid ratably on the First Series Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                     (iii)  redeem or purchase or otherwise acquire
for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the First Series Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the First Series Preferred Stock; or

                      (iv) purchase or otherwise acquire for consideration any shares of First Series Preferred Stock, or any shares of stock ranking on a parity with the First Series Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of First Series Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     Section 6. Liquidation, Dissolution or Winding Up. Subject to the rights and preferences of the holders of any shares of $4.75 Cumulative Preferred Stock and of any series of Class A Preferred Stock ranking senior as to assets to the First Series Preferred Stock, upon any voluntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the First Series Preferred Stock unless, prior thereto, the holders of shares of First Series Preferred Stock shall have received $750.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of First Series Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the First Series Preferred Stock, except distributions made ratably on the First Series Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. If the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of First Series Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of First Series Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. If the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of First Series Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of First Series Preferred Stock shall not be redeemable.

     Section 9. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the First Series Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of First Series Preferred Stock, voting together as a single class.

     IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 10th day of August, 1988.


                                   /s/ David L. Herman

                                       David L. Herman
                                       President and Chief Executive Officer


                                   /s/ James J. Weis

                                       James J. Weis
                                       Vice President and Secretary

                                                                 EXHIBIT B
                 SUMMARY OF RIGHTS TO PURCHASE
                        PREFERRED STOCK



     On August 9, 1988, the Board of Directors of PUBLICKER INDUSTRIES INC. (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, par value $.l0 per share, of the Company (the "Common Stock") to shareholders of record at the close of business on August 23, 1988 (the "Record Date"). Except as set forth below, each Right entitles the registered holder to purchase from the Company, at a price of $7.50 (the "Purchase Price", one unit consisting of one one-hundredth of a share of a new series of the Company's Class A Preferred Stock having the principal terms described below (the "Preferred Stock"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Mellon Financial Services Corporation #17, as Rights Agent (the "Rights Agent").

     Until the earlier to occur of (i) 10 days following the date of a public announcement that a person (an "Acquiring Person"), together with persons affiliated or associated with it, has acquired beneficial ownership of stock representing 20% or more of the power to vote generally in the election of the Company's directors (the date of such public announcement being called the "Stock Acquisition Date") or (ii) 10 days following the commencement or announcement of a tender offer or exchange offer by a person other than the Company if, upon consummation of the offer, such person, together with persons affiliated or associated with it, would be the beneficial owner of stock representing 30% or more of such voting power (the earlier of (i) or (ii) being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding prior to the Distribution Date, by such Common Stock certificates. Until the Distribution Date (or earlier redemption or expiration of the Rights) the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer, replacement or new issuance of Common Stock will be deemed to be issued with Rights and will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificate for Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

     As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date. From and after the Distribution Date, such separate Right Certificates alone will evidence the Rights. Except as otherwise determined by the Board of Directors, and except in connection with the exercise of warrants and of employee stock options, and in connection with the conversion of convertible securities, outstanding on the Distribution Date only Common Stock issued prior to the Distribution Date will be issued with Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on August 8, 1998 (the "Final Expiration Date"), unless earlier redeemed by the Company as described below.

     The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock, shares of an equivalent preferred stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or dividends payable in Preferred
Stock) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional shares (other than fractions which are integral multiples of one-hundredth of a share) are required to be issued on exercise of Rights, and in lieu thereof an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.
     In the event that (i) an Acquiring Person, or persons affiliated or associated with it, engages in one of a number of self-dealing transactions with the Company specified in the Rights Agreement, or (ii) a person, together with persons affiliated or associated with it, becomes the beneficial owner of 30% or more of the outstanding Common Stock, or (iii) the Company is the surviving corporation in a merger with an Acquiring Person (or an affiliate or associate of an Acquiring Person) and its Common Stock is not changed or exchanged, or
(iv) if there is an Acquiring Person, and any reclassification of securities (including any reverse stock spilt), recapitalization of the Company, merger or consolidation involving the Company or any Subsidiary, or any other transaction other than a transaction described below has the effect of increasing by more than 1% the proportionate shares of equity securities or securities convertible into equity securities of the Company held by an Acquiring Person (or affiliate or associate of it), proper provision shall be made so that each holder of a Right, except as provided below, shall thereafter have the right to receive, upon exercise thereof, Common Stock (or, in certain circumstances as determined by the Company, other securities, cash, or other property) having a value of two times the Purchase Price. Notwithstanding the foregoing, any Rights beneficially owned by an Acquiring Person or an affiliate or associate of an Acquiring Person, or a transferee of a person who is or, in certain circumstances, becomes an Acquiring Person or an affiliate or associate of an Acquiring Person, shall become null and void upon the first occurrence of an event described in this paragraph and no holder of such Rights shall have any right with respect to such Rights from and after such occurrence.

     For example, at an exercise price of $7.50 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $15.00 worth of Common Stock (or other consideration, as noted above) for $7.50. Assuming that the Common Stock had a per share value of $3.00 at such time, the holder of each valid Right would be entitled to purchase 5 shares of Common Stock for $7.50.

     In the event that, following the Distribution Date, the Company (i) engages in a merger or other business combination transaction with another person in which the Common Stock is changed or exchanged, or (ii) sells or transfers 50% or more of its assets or earning power to another person, proper provision shall be made so that each holder of a Right (other than Rights that theretofore become null and void as described in the preceding paragraph) shall thereafter have the right to receive, upon exercise thereof, common stock of such other person (or in certain circumstances one of its affiliates) having a value of two times the Purchase Price.

     Any of the events described in the first and third paragraphs preceding this paragraph is defined as a "Triggering Event."

     At any time on or before the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date, or (ii) the Final Expiration Date, the Company may authorize redemption of all but not less than all the then outstanding Rights at a redemption price of $.01 per Right (the "Redemption Price"). Following any expiration of the Company's right of redemption and prior to the occurrence of a Triggering Event or the Final Expiration Date, the Company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 10% or less of the outstanding Common Stock in a transaction or series of transactions not involving the Company. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, the Company shall make announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Except as noted below, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. Thereafter, provisions of the Rights Agreement may be amended by the Board (i) to cure any ambiguity, (ii) to correct or supplement any defective or inconsistent provision, (iii) to shorten or lengthen any time period under the Rights Agreement, or (iv) in any other manner that will not adversely affect the interests of the holders of Rights. The Rights Agreement may not be amended to change the Redemption Price, Final Expiration date or, except for a 10 day period after consummation of any Significant Acquisition by the Company, the Purchase Price or the number of one-hundredths of a share of Preferred Stock for which a Right is exercisable. A "Significant Acquisition" is defined as an acquisition (other than in a transaction with an Acquiring Person or an Affiliate or an Associate of an Acquiring Person) which increases, on a pro forma basis for the 12 months period ended as of the last day of the Company's most recently ended fiscal quarter, the consolidated revenues of the Company and its subsidiaries by more than 50%.

     The foregoing notwithstanding, the Company may not authorize redemption of the Rights or amend the Rights Agreement to shorten or lengthen any time period thereunder after the following dates unless a majority of the directors of the Company then in office are Continuing Directors (as hereinafter defined): (i) the date a person first becomes an Acquiring Person, or (ii) the date of a change in a third of the directors of the Company resulting from a proxy or consent solicitation if the solicitor (or any participant) indicates an intention to become an Acquiring Person or to cause the occurrence of a Triggering Event, unless, concurrent with such solicitation, the solicitor
(or any of its affiliates or associates) is making a tender or exchange offer for all the outstanding Common Stock.

     The term "Continuing Directors" means any member of the Board of Directors of the Company who was a member of the Board as of August 9, 1988, and any successor of a Continuing Director who is recommended or elected to succeed such Continuing Director by a majority of the Continuing Directors, but shall not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or a representative of an Acquiring Person or of an affiliate or associate of an Acquiring Person.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and subordinate to other series of the Company's preferred stock. Each share of the Preferred Stock will be entitled to an aggregate dividend of 100 times the dividend declared with respect to each share of the Common Stock. In the event of liquidation, the holders of the Preferred Stock will receive a preferred liquidation payment of $750.00 per share, but will be entitled to receive an aggregate liquidation payment equal to 100 times the payment made per share of the Common Stock. Each share of the Preferred Stock will have 100 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock is exchanged for or changed into other stock or securities, cash or other property it is required that provision be made so that each share of the Preferred Stock will receive 100 times the amount received per share of the Common Stock. The foregoing rights of the Preferred Stock are protected against dilution. Fractional shares of the Preferred Stock in integral multiples of one one-hundredth of a share will be issuable; however, to facilitate trading of such fractional interests, it is presently intended that depositary receipts will be made available.

          A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement will be available free of charge from the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.


                                                                   EXHIBIT C

                  [Form of Right Certificate]



Certificate No. R-

                           ___________ Rights


         NOT EXERCISABLE AFTER AUGUST 8, 2008 OR EARLIER IF REDEEMED BY ACTION OF THE BOARD OF DIRECTORS. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.0l PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY A PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS WILL BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY WILL BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]



                       Right Certificate


                   PUBLICKER INDUSTRIES INC.

     This certifies that____________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of August 7, 1998 (the "Rights Agreement") between Publicker Industries Inc., a Pennsylvania corporation
(the "Company"), and Continental Stock Transfer & Trust Company, as Rights
Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York City time) on August 8, 2008, at the principal office of the Rights Agent, or its successors as Rights Agent, in New York, New York, one one-hundredth of a fully paid, non-assessable share of the Class A Preferred Stock, First Series (the "Preferred Stock"), of the Company, at a purchase price of $7.50 for each one one-hundredth of a share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase
Price per share set forth above, are the number and Purchase Price as of August 23, 1988, based on the Preferred Stock as constituted at such date.

     Upon the first occurrence of certain events set forth in Section 11(a) (ii) of the Rights Agreement, if the Rights evidenced by this Right Certificate are beneficially owned (i) by an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement),
(ii) a transferee of any such Acquiring Person, Affiliate or Associate, or
(iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person (or of such Person's Affiliates or Associates) who, after such transfer, became an Acquiring Person, such rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after such occurrence.

     As provided in the Rights Agreement, the number of Rights evidenced by this Certificate, the Purchase Price and the number and kind of shares of Preferred Stock or of other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under certain circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. The Rights evidenced by this Right Certificate may be transferred, in whole or in part, upon surrender of this Right Certificate at the office of the Rights Agent, with the Form of Assignment and related Certificate duly executed. If the Rights evidenced by this Right Certificate shall be transferred or exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not transferred or exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may generally be redeemed by the Company at its option at a redemption price of $.0l per Right at any time on or before the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (as defined in the Rights Agreement), or (ii) the Final Expiration Date (as defined in the Rights Agreement). After the Stock Acquisition Date, the Company's right of redemption may be reinstated, under certain circumstances, if an Acquiring Person reduces his beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company.

     No fractional shares of Preferred Stock (other than fractions which are integral multiples of one-hundredth of a share of Preferred Stock, which may be, at the election of the Company, evidenced by depository receipt) are required to be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment may be made, as provided in the Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of August 23, 1988.



ATTEST:                       PUBLICKER INDUSTRIES INC.

_____________________________               By______________________________
                    Secretary               Title:


Countersigned:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By____________________________               Date:__________________________
   Authorized Signature

          [Form of Reverse Side of Right Certificate]

                       FORM OF ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer the Rights represented by the
                      Right Certificates.)

FOR VALUE RECEIVED___________________________________________________________

hereby sells, assigns and transfers unto_____________________________________

_____________________________________________________________________________

_____________________________________________________________________________
                (Please print name and address of transferee)


this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint______________________Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:__________________ , 19____

                              _____________________________________________
                              Signature

Signature Guaranteed:


                          Certificate


The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  this Right Certificate [   ] is [   ] is not being sold,
assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
          (2)  after due inquiry and to the best knowledge of the
undersigned, it [   ] did [   ] did not acquire the Rights evidenced by this
Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:__________________________,  19____

_________________________________________
                              Signature





                                  NOTICE

          The signature to the foregoing Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                        FORM OF ELECTION TO PURCHASE

              (To be executed if holder desires to
     exercise Rights represented by the Right Certificate.)

To PUBLICKER INDUSTRIES INC.:

     The undersigned hereby irrevocably elects to exercise _________________________ Rights represented by this Right Certificate to purchase the number of shares of Preferred Stock issuable upon the exercise of such Rights (or such other securities of the Company or any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of:

         Please insert social security or other identifying number

____________________________________________________________________________

                    (Please print name and address)

____________________________________________________________________________

____________________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

       Please insert social security or other identifying number

____________________________________________________________________________

                  (Please print name and address)

____________________________________________________________________________

____________________________________________________________________________

Dated:__________________________ , 19__

_______________________________________
                              Signature

Signature Guaranteed:

     The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  the Rights evidenced by this Rights Certificate [   ] are [  ]
are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:_________________________ , 19__

_______________________________________
                              Signature